THE MUNDER FUNDS®

Munder Bond Fund

Munder Emerging Markets Small-Cap Fund

Munder Growth Opportunities Fund

Munder Index 500 Fund

Munder Integrity Mid-Cap Value Fund

Munder Integrity Small/Mid-Cap Value Fund

Munder International Fund — Core Equity

Munder International Small-Cap Fund

Munder Micro-Cap Equity Fund

Munder Mid-Cap Core Growth Fund

Munder Veracity Small-Cap Value Fund

Supplement Dated May 16, 2014

to Prospectuses Dated October 29, 2013, as supplemented and restated on March 6, 2014 and Summary Prospectuses dated January 24, 2014

Proposed Mergers of the Munder Funds

with and into The Victory Portfolios

and

Reclassification of Class B Shares as A Shares

Mergers:  A majority of the Board of Trustees of Munder Series Trust (“MST”), including a majority of the Trustees who are not “interested persons” of MST or any relevant fund, considered (at a meeting held on May 13, 2014) and approved, following receipt of certain additional information on May 15, 2014, the merger of each of the series of MST (“Munder Funds”) with and into a separate, newly created series of The Victory Portfolios (“Victory Funds”) (“Mergers”), subject to the approval of shareholders of each respective Munder Fund.  The Board of Trustees of MST also called for Special Meetings of the Shareholders of each Munder Fund (“Meetings”) to vote on the Mergers.  The Meetings are expected to occur in September 2014, and, if approved, the Mergers will occur as soon as practicable thereafter.  More information about the date of the Meetings will be provided in the proxy solicitation materials for the Mergers.

The Mergers are being proposed for several reasons, including (i) the acquisition of Munder Capital Management (“MCM”), the investment adviser to the Munder Funds, by the parent company of Victory Capital Management, Inc., the investment adviser of the Victory Funds, (ii) the related change in control of MCM, and (iii) the resulting assignment and termination of the combined investment advisory agreement between MCM and MST, on behalf of each Munder Fund.

For each Munder Fund, if the Merger is approved by the shareholders of the Munder Fund, the Agreement and Plan of Reorganization for the Merger (“Reorganization Agreement”) contemplates (1) the transfer of all of the assets of the Munder Fund with and into the corresponding Victory Fund in exchange for shares of the Victory Fund having an aggregate value equal to the net assets of the Munder Fund and the assumption by the corresponding Victory Fund of all of the liabilities of the Munder Fund; and (2) the subsequent distribution of shares of the corresponding Victory Fund to the shareholders of the Munder Fund in complete liquidation of the Munder Fund.  Each shareholder of the Munder Fund would receive shares of a corresponding or designated class of the Victory Fund having an aggregate value equal to the aggregate value of the shares of the Munder Fund held by that shareholder as of the closing date of the Merger.

The Victory Funds are being established as new funds that will be the successors to the corresponding Munder Funds.  With the exception of the successor Victory Fund to the Munder Growth Opportunities Fund, each Victory Fund will follow substantially similar, if not identical, investment objectives, restrictions, principal investment strategies, and principal investment risks as its corresponding Munder Fund and would continue to be managed by the same portfolio management personnel that currently manage the Munder Fund.

With respect to the successor Victory Fund to the Munder Growth Opportunities Fund, that Victory Fund would be established with an identical investment objective, restrictions and principal investment strategies as the Munder Growth Opportunities Fund except that it would not be subject to the so-called “internet” fundamental concentration policy of the Munder Growth Opportunities Fund.

Each Merger is expected to be a tax-free reorganization for federal income tax purposes and the closing of each Merger is conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Merger will qualify as a tax-free reorganization for federal income tax purposes.

If a Merger is not approved by shareholders of a Munder Fund, the Merger of that Munder Fund will not occur.  In such an event, the Munder Fund will continue to operate, and MCM and the Board of Trustees of MST will determine what additional steps may be appropriate and in the best interests of the Munder Fund and its shareholders, including but not limited to liquidation of the Munder Fund.

The Munder Fund will be open to new and existing investors until the business day immediately prior to the Merger.

Reclassification of Class B Shares as Class A Shares:  The Board of Trustees also approved the reclassification of Class B shares as Class A shares (“Reclassification”).  The plan of Reclassification provides for the replacement of all of the issued and outstanding Class B shares of each applicable Munder Fund with “load waived” Class A shares of the same respective Munder Fund.  The Reclassification will be based on each class’s relative net asset value on the Reclassification date.  The new Class A shares will not be subject to (i) the front-end sales charge that generally applies to Class A shares and (ii) any CDSC still applicable to the B shares.  The Reclassification will take place prior to the Mergers.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE